Exhibit 99.1

AIRE Inc. Announces Entering into an Agreement and Plan of Merger with OceanLight Acquisition Corporation

NEW YORK – September 28, 2026 – AIRE Inc., a Cayman Islands exempted company (“AIRE” or the “Company”) announced today that it has entered into an Agreement and Plan of Merger (the “Agreement”) with OceanLight Acquisition Corporation (“OceanLight”), a Cayman Islands exempted company and special purpose acquisition company, AIRE Global Group Inc., a Cayman Islands exempted company and wholly owned subsidiary of OceanLight (the “Purchaser”), and OCLT Merger Sub Ltd., a Cayman Islands exempted company and wholly owned subsidiary of the Purchaser (the “Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of the Purchaser, and OceanLight will merge with and into the Purchaser, with the Purchaser surviving as the publicly traded company (the “Proposed Transaction”).

AIRE is a home textile and green sleep technology company dedicated to the development and global commercialization leveraging environmentally friendly advanced materials. The Company aims to provide customers with innovative and trusted sleep solutions while remaining committed to protecting the Earth’s ecological environment.

Daniel Khoo, Chief Executive Officer of AIRE, said, “We believe the Proposed Transaction represents an important milestone for AIRE as we continue to grow our textile trading business in the United States. Becoming a publicly traded company is expected to provide us with greater access to the capital markets and support our continued growth and development.”

Ping Zhang, Chief Executive Officer of OceanLight, said, “We are pleased to partner with AIRE in this transaction. We believe AIRE’s textile trading business provides a strong foundation for its continued development, and we look forward to working together toward the completion of the transaction.”

Transaction Overview

Pursuant to the Agreement, OceanLight will merge with and into the Purchaser, its wholly owned subsidiary, with the Purchaser surviving the merger and becoming the publicly listed company, and the Purchaser’s wholly owned subsidiary, Merger Sub, will merge with and into AIRE, with AIRE surviving the merger as a wholly owned subsidiary of the Purchaser, in each case subject to the terms and conditions of the Agreement.

The Agreement provides for a Company Net Value of $1.0 billion. The number of Closing Payment Shares to be issued to the Company’s shareholders will be equal to the Company Net Value divided by $10.00. Additional information regarding the Proposed Transaction and pro forma ownership will be included in the registration statement and other transaction-related materials to be filed in connection with the Proposed Transaction.

The Proposed Transaction has been approved by the board of directors of OceanLight and duly authorized by AIRE, subject to the requisite shareholder approvals, and is subject to regulatory approvals and the satisfaction of certain other customary closing conditions, including, among others, the registration statement on Form F-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the approval of the Proposed Transaction by the shareholders of OceanLight and AIRE, respectively, and the approval by Nasdaq of the additional listing application for the Closing Payment Shares.

The description of the Proposed Transaction contained herein is only a summary and is qualified in its entirety by reference to the Agreement relating to the Proposed Transaction. A more detailed description of the Proposed Transaction and a copy of the Agreement will be included in a Current Report on Form 8-K to be filed by OceanLight with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Celine and Partners, P.L.L.C. serves as legal advisor to OceanLight. Torres & Zheng at Law, P.C. serves as legal advisor to AIRE. Chain Stone Capital Limited (CTM) is serving as financial advisor to AIRE.

About AIRE Inc.

AIRE is a home textile and green sleep technology company dedicated to the development and global commercialization leveraging environmentally friendly advanced materials. The Company aims to provide customers with innovative and trusted sleep solutions while remaining committed to protecting the Earth’s ecological environment.

About OceanLight Acquisition Corporation

OceanLight is a special purpose acquisition company incorporated as a Cayman Islands exempted company. OceanLight’s units are listed on the Nasdaq Global Market under the symbol OCLTU, and its ordinary shares, rights and warrants are listed on the Nasdaq Capital Market under the symbols OCLT, OCLTR and OCLTW, respectively. OceanLight was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This press release relates to the proposed business combination between OceanLight and AIRE. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Purchaser intends to file a Registration Statement on Form F-4 (as may be amended from time to time) with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all OceanLight shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. OceanLight and the Purchaser will also file other documents regarding the proposed business combination with the SEC. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF OCEANLIGHT ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OceanLight and the Purchaser through the website maintained by the SEC at www.sec.gov. The documents filed in connection with the Proposed Transaction with the SEC also may be obtained free of charge upon written request to OceanLight, 1185 Avenue of the Americas, Suite 349, New York, NY 10036.

Participants in the Solicitations

OceanLight, AIRE and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from OceanLight’s shareholders in connection with the proposed business combination. A list of the names of the directors, executive officers, other members of management and employees of OceanLight and AIRE, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by Purchaser. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to OceanLight and AIRE. These forward-looking statements are based on OceanLight’s and AIRE’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of AIRE to execute its business plans, including its plans to expand, the consideration to be issued in connection with the proposed business combination, anticipated benefits of the proposed business combination and expectations related to the terms and timing of the proposed business combination, are also forward-looking statements.

Although each of OceanLight and AIRE believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of OceanLight and AIRE cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond OceanLight’s and AIRE’s control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed business combination, which is expected to be filed by Purchaser with the SEC and other documents filed by OceanLight or the Purchaser from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither OceanLight nor AIRE presently knows or that OceanLight and AIRE currently believe are immaterial and that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by OceanLight or AIRE, their respective directors, officers or employees or any other person that OceanLight and AIRE will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for OceanLight or AIRE to predict these events or how they may affect OceanLight or AIRE. Except as required by law, neither OceanLight nor AIRE has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect OceanLight’s and AIRE’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against OceanLight or AIRE, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of OceanLight or AIRE or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of OceanLight or AIRE as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; OceanLight’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions; the impact of the COVID-19 pandemic; changes in laws and regulations that impact AIRE; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OceanLight’s final prospectus, dated August 7, 2026 and filed with the SEC on August 7, 2026, relating to its initial public offering and in subsequent filings with the SEC, including the registration statement on Form F-4 relating to the business combination expected to be filed by the Purchaser.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further queries, please contact:

Ping Zhang

Chief Executive Officer

OceanLight Acquisition Corporation

Email: admin@oceanlightacq.com

Daniel Khoo

Chief Executive Officer

AIRE Inc.

Email: IR@aire-usa.com

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